UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

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☐	Definitive Information Statement

VITAXEL GROUP LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VITAXEL GROUP LIMITED

February __, 2018

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Vitaxel Group Limited, a Nevada corporation (the “Company), as of the close of business on the record date, February 5, 2018 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on January 30, 2018, the Company received a joint written consent in lieu of a meeting (the “Joint Written Consent”) from the members of the Board of Directors (the “Board”) and the holders of a majority of the issued shares of common stock representing approximately 60% of the voting stock of the Company (the “Consenting Stockholders”). The Joint Written Consent adopted resolutions which authorized the Company to act on a proposal to amend the Articles of Incorporation of the Company from 70,000,000 to 200,000,000 shares of Common Stock of the Company.

You are urged to read the Information Statement in its entirety for a description of the action taken by the Consenting Stockholders of the Company. The action will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the Consenting Stockholders. Because the Consenting Stockholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of the resolution, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about February__, 2018 to stockholders of record on the Record Date.

Sincerely,

/s/ Lim Wee Kiat
Lim Wee Kiat
Chairman of the Board

VITAXEL GROUP LIMITED

Wisma Ho Wah Genting, No. 35

Jalan Maharajalela, 50150

Kuala Lumpur, Malaysia

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Vitaxel Group Limited, a Nevada corporation (the “Company”), as of the close of business on the record date, February 5, 2018 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on January 30, 2018, the Company received a joint written consent in lieu of a meeting (the “Joint Written Consent”) from the members of the Board of Directors (the “Board”) and the holders of a majority of the issued shares of common stock of the Company representing approximately 60% of the voting stock of the Company (the “Consenting Stockholders”). The Joint Written Consent adopted resolutions which authorized the Company to act on a proposal to amend its Articles of Incorporation to increase the authorized shares of Common Stock from 70,000,000 to 200,000,000 shares of common stock.

The Board believes that the amendment to the Articles of Incorporation (the “Amendment”) is beneficial to the Company. The full text of the Amendment is attached as Appendix A to this Information Statement.

The action will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

Because the Consenting Stockholders have voted in favor of the foregoing action, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board has fixed the close of business on February 5, 2018 as the record date for determining the stockholders entitled to notice of the above noted action. This Information Statement is being mailed on or about February __, 2018 to stockholders of record on the Record Date.

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the proposed amendment.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to implement the amendment to the Articles requires the affirmative vote of the holders of a majority of the voting power of the Company. There are currently 54,087,903 shares of Common Stock issued, plus an additional 75,000,000 shares outstanding as a result of the acquisition of Grande Legacy Inc. described below. Each share of Common Stock is entitled to one vote. Because the Consenting Holders, who hold approximately 60% of the voting rights of the Company, have voted in favor of the foregoing action, no other stockholder consents will be solicited in connection with the amendment to the Articles described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from stockholders.

In addition, the Nevada Revised Statutes (the “NRS”) provide in substance that stockholders may take action without a meeting of the stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. The action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

Written consent was received from the holders of a majority of the issued and outstanding shares of the Common Stock having approximately 60% voting power. Accordingly, the necessary approval of votes necessary to implement the proposed amendment to the Articles was received. In accordance with our bylaws, the Board has fixed the close of business on February 5, 2018 as the record date for determining the stockholders entitled to vote or give written consent.

On January 30, 2018, the Board and the Consenting Stockholders executed and delivered to the Company the Joint Written Consent. Accordingly, in compliance with the NRS, at least a majority of the total voting stock of the Company have approved the amendment. As a result, no vote or proxy is required by the stockholders to approve the adoption of the foregoing actions.

Acquisition of Grande Legacy

As disclosed on the Current Report on Form 8-K filed on January 22, 2018, the Company consummated the transaction contemplated by the Share Sale Agreement (the “Purchase Agreement”) effective December 15, 2017 with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Company (the “Purchaser”). In accordance with the terms of the Purchase Agreement, the Sellers sold to the Purchaser all their shares in Grande Legacy Inc., a British Virgin Islands company (“Grande Legacy”), so that the Company became the indirect owner of all of the issued and outstanding shares of the capital stock of Grande Legacy. In consideration for such sale, each of the Sellers was issued 37,500,000 shares of the Common Stock of the Company; however, we first need to increase the authorized share capital of the Company in order to actually issue these shares to the Sellers.

On January 3, 2018 the parties to the Purchase Agreement executed and delivered an amendment (the “Amendment”) which provided that the acquisition of Grande Legacy shall close upon the completion of the financial statements of Grande Legacy being audited. The Amendment also provides that the 75,000,000 shares to be issued to the Sellers will be issued within 30 days of the shareholders [of the Company] authorizing the amendment [to the Articles of Incorporation of the Company increasing the number of shares that the Company is authorized to issue]. Since the audited financial statements of Grande Legacy were delivered on January 22, 2018, the acquisition of Grande Legacy was consummated on said date.

The address of Grande Legacy is Wisma Ho Wah Genting, No 35, Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia, phone number 6016-771-3665.

Accordingly, the Company owns all the issued and outstanding stock of Grande Legacy through its wholly owned subsidiary. Upon the filing of the amendment to increase the number of shares we are authorized to issue, the Company will issue 75,000,000 shares to the two former shareholders of Grande Legacy. Half the amount will be issued (37,500,000) to Leong Yee Ming, the President and a director, and the balance to Lim Hui Sing, the brother of our President, Dato Lim Hui Boon. Even though we do not have authorization to issue the shares, Leong Yee Ming and Lim Hui Sing have the right to the shares.

Business of Grande Legacy

Grande Legacy was incorporated in the British Virgin Island on March 11, 2008 under the name Better Self Inc. It was originally in the business of providing consultancy services. Better Self Inc. changed its name to its current one on November 24, 2014. Since executing the license agreement with the Company described below, Grande Legacy has been in the e-commerce multi-level marketing business.

Grande Legacy originally was established to provide consultancy services to companies that desired to expand its business overseas by assisting in establishing offices, hiring employees, drafting business plan and conducting business in overseas markets for their clients. Grand Legacy was also prepared to recommend to its clients the necessary professional parties such as attorneys and accountants to assist in this area. In conducting the business, Grande Legacy provided a comprehensive recommendation to its clients on various methods to enter into new territories. Typically, these recommendations and preparation would take from six to nine months.

On January 5, 2017, Grande Legacy executed a License Agreement with the Company pursuant to which we granted Grande Legacy an exclusive license to operate a direct selling, multi-level marketing company offering travel, entertainment, lifestyle and other products and services. In exchange for the license to use the website, including the online shopping platform of the Company, Grande Legacy can utilize its own marketing strategies to promote its business.

After January 5, 2022, Grande Legacy is obligated to pay us, every three months, 55% of the gross revenue it receives minus operating expenses.

With the agreement Grande Legacy is now responsible to promote the business to new markets such as United State of America, South Korea, Japan and any other country which the Company approves.

The business office of Grand Legacy is situated in Kuala Lumpur, Malaysia. The company recruits and trains team leaders to sell products offered on the Company website. Team members are recruited based on their experience and previous achievement. These team leaders can be situated in any countries and each country may have a few team leaders. This is to ensure that Grande Legacy does not rely on small amount of team leaders to generate revenue. Grande Legacy does not pay salaries to the team leaders, as their compensation is based solely on commission and any bonuses that the management of Grande Legacy awards in its discretion as a result of the revenue generated.

Grande Legacy acquires the travel and entertainment packages which it offers through third parties. Since the cost of promoting these packages is incurred only when a member books a package, Grande Legacy does not incur any costs in promoting these packages.

Leong Yee Ming, the current principal executive officer and a director of the Company, is one of the two shareholders of Grande Legacy. The other 50% shareholder of Grande Legacy, Lim Hui Sing, is the brother of the president of the Registrant. In addition to the license arrangement between the Company and Grande Legacy described above, Grande Legacy uses the credit card portal of Vitaxel Snd Bhd., a subsidiary of the Registrant. In addition, Datuk Seri Dato’ Lim Hui Boon, a related party to a director of Grande Legacy (Lim Hui Sing) is also the President of the Company and Ho Wah Genting Group Ltd. As of September 30, 2017 and December 31, 2016, the amount due to the Datuk Seri Dato’ Lim Hui Boon was $6,708 and $6,644, respectively. Currently there are no amounts owed. Grande Legacy has also made advance payments to Ho Wah Genting Sdn Berhad for marketing and campaign purposes. The amounts are unsecured, interest-free and repayable on demand.

The consideration being paid by the Company for the acquisition of all the issued and outstanding stock of Grande Legacy (75,000,000 shares of the Company) was determined by comparing the price/earnings ratio with respect to other multi-level marketing companies listed in Malaysia and in the United States. No report, opinion or appraisal of any nature was received by the Company in connection with the acquisition of Grande Legacy.

The acquisition was consummated by delivery of the audited financial information of Grande Legacy. Attached as Exhibit A to this proxy statement are the following financials information:

Grande Legacy Inc.’s audited financial statements as of, and for the years ended December 31, 2016 and 2015 and the accompanying notes.

Grande Legacy’s Unaudited Balance Sheet as of September 30, 2017 and the Unaudited Statements of Operations and Cash Flows for nine months ended September 30, 2017 and September 30, 2016.

Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2017 and as of December 31, 2016 and the Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 and the year ended December 31, 2016.

REASON FOR THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 70,000,000 SHARES TO 200,000,000 SHARES OF COMMON STOCK.

The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event our Board determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or similar transactions or for other corporate purposes. We are currently obligated to issue an aggregate of 75,000,000 shares as a result of the acquisition of Grande Legacy Inc., a British Virgin Islands company described above. Other than said proposed acquisition, which has been consummated but we have not yet formally issued the shares, the Company currently has no plans to issue any shares of common stock.

The availability of additional shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with a contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The text of the proposed Certificate of Amendment to our Articles of Incorporation which contains the increase in the authorized common stock is attached hereto as Appendix A.

After taking into consideration our current outstanding equity obligations, in order to have sufficient shares to provide a more favorable capital structure for such purposes as equity financing, stock-based acquisitions and strategic partnerships which may require that additional shares be available for issuance, our Board has determined that it is in the best interest of our shareholders to increase the number of authorized shares of our common stock from 70,000,000 to 200,000,000 .The additional common stock to be authorized will become part of the existing class of common stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. The Certificate of Amendment will not affect the terms of the outstanding common stock or the rights of the holders of the common stock. However, increasing the number of authorized shares of common stock may result in potential disadvantages incidental to issuing such additional stock and thereby increasing the number of outstanding shares of common stock, such as dilution of the earnings per share, which could have a depressive effect upon the market value of our common stock and an adverse effect on the voting rights of current holders of our common stock as their percentage ownership in our company would be reduced.

The Board believes that the potential benefit of increasing the number of the Company’s authorized shares of common stock outweighs the potential disadvantages associated with the increase in the authorized shares of common stock. The Board believes that such increase would provide greater flexibility to pursue corporate transactions and relationships which have the potential to facilitate the Company’s growth and development and its ability to compete successfully. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us. Other than the consummation of the acquisition of Grande Legacy which requires us to issue more shares than we are currently authorized to issue, the Board does not currently have any plans for additional financings or acquisitions.

Effects of Issuing Additional Common Stock

Our shareholders do not have any preemptive right to subscribe to any additional issue of stock of the Company. Future issuances of common stock or securities convertible into common stock would have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the future prospect of sales of significant amounts of shares held by our shareholders could affect the market price of our common stock if the marketplace does not adjust to the increase in shares in the market in an orderly manner and the value of our shareholders’ investment in our company may decrease. A significant ownership stake held by one party may discourage a potential acquirer from attempting to obtain control of us, which in turn could reduce our stock price or prevent our shareholders from realizing a premium over our stock price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February 5, 2018, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

Unless otherwise indicated below, the address of each person listed in the table below is c/o Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia.

Name of Beneficial Owner	Number of Shares Beneficially		Percentage (1)

5% or Greater Stockholders

Lim Ooi Hong	4,453,071	(2)	8.23%
Lim Chun Yen	12,263,345	(3)	22.67%

Directors and Executive Officers

Lim Wee Kiat	7,467,196		13.81%
Dato Lim Hui Boon	1,000,000		*
Leong Yee Ming	1,843,621		3.4%

Kay Wong-Alafriz	0		*
Richard Anzalone	0		*
Lim Wai Khoong	40,552		*

All Officers and Directors as a Group (7 Persons)	10,351,369		19.14%

* Less than 2%

(1) Based on 54,087,903 shares issued and outstanding.

(2) Lim Ooi Hong’s address is No.2A Jalan Setia Tropika u13/20B Setia Eco Park, Selangor, Shan Alam 40170, Malaysia.

(3) Lim Chun Yen’s address is 792 Camenon East Tower, BIK 3B, Gasing Heights Condo, Petaling Jaya, Selangor, 46000, Malaysia.

The following table is provided to reflect the issuance of an aggregate of 75,000,000 shares of common stock to the two former shareholders of Grande Legacy Inc., which was acquired by the Company on January 22, 2018 as described below. The shares cannot be issued until and unless the filing of the amendment of our Articles of Incorporation to increase the authorized capital of the Company from seventy million (70,000,000) shares of common stock, $0.0001 par value per share, to two hundred million (200,000,000) shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially		Percentage (1)

5% or Greater Stockholders

Lim Hui Sing	37,500,000	(2)	29.05%
Lim Chun Yen	12,263,345	(3)	9.5%

Directors and Executive Officers

Lim Wee Kiat	7,467,196		5.78%
Dato Lim Hui Boon	1,000,000		*
Leong Yee Ming	39,343,621		30.48%

Kay Wong-Alafriz	0		*
Richard Anzalone	0		*
Lim Wai Khoong	40,552		*

All Officers and Directors as a Group (7 Persons)	47,851,369		37.07%

* Less than 2%

(1) Based on 129,087,903 shares, consisting of 75,000,000 to be issued as a result of the consummation of Grande Legacy by the Company and 54,087,903 shares issued and outstanding.

(2) Lim Hui Sing’s address is No.27 Jin Du 4/7, Taman Damai Utama 47180, Puchong, Selangor. Lim Hui Sing is the brother of our President, Dato Lim Hui Boon.

(3) Lim Chun Yen’s address is 792 Camenon East Tower, BIK 3B, Gasing Heights Condo, Petaling Jaya, Selangor, 46000, Malaysia.

Certain Relationships and Related Transactions

The following includes a summary of transactions since January 1, 2015, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two fiscal years, and in which any related person had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Leong Yee Ming, the current principal executive officer and a director of the Company, is one of the two shareholders of Grande Legacy. The other 50% shareholder of Grande Legacy, Lim Hui Sing, is the brother of the president of the Registrant. In addition to the license arrangement between the Company and Grande Legacy described above, Grande Legacy uses the credit card portal of Vitaxel Snd Bhd., a subsidiary of the Registrant. In addition, Datuk Seri Dato’ Lim Hui Boon, a related party to a director of Grande Legacy (Lim Hui Sing) is also the President of the Company and Ho Wah Genting Group Ltd. As of September 30, 2017 and December 31, 2016, the amount due to the Datuk Seri Dato’ Lim Hui Boon was $6,708 and $6,644, respectively. Currently there are no amounts owed. Grande Legacy has also made advance payments to Ho Wah Genting Sdn Berhad for marketing and campaign purposes. The amounts are unsecured, interest-free and repayable on demand.

In 2015, we borrowed funds from Lim Wee Kiat, our Chairman and Secretary. This loan was unsecured, interest-free and repayable or demand. As of December 31, 2016 and 2015, the amount due to Lee Wee Kiat was $1,482 and $5,638, respectively.

In 2015, we borrowed funds from Leong Yee Ming, our Chief Executive Officer. This loan was unsecured, interest-free and repayable or demand. As of December 31, 2016 and 2015, the amount due to Leong Yee Ming was $3,945 and $230, respectively.

Our President, Dato Lim Hui Boon, is also the Group President of Ho Wah Genting Sdn Bhd. As of December 31, 2016 and 2015, we owed Ho Wah Genting Group Sdn Bhd $607,918 and $233,100, respectively. These amounts were unsecured, interest-free and repayable on demand.

As of June 30, 2017 and December 31, 2016, the amount due to the President of the Company, Dato’ Lim Hui Boon was $61,423 and $0, respectively. These amounts were unsecured, interest-free and repayable on demand.

Until his resignation on March 31, 2017, Lim Chun Hoo, a director, is also a member of the board of directors of Ho Wah Genting Holiday Sdn Bhd. As of December 31, 2016, we owed Ho Wah Genting Holiday Sdn Bhd $8,807. We owed no amounts as of the end of December 31, 2015. These amounts were unsecured, interest-free and repayable on demand. In addition, we recognized an expense of $110,439 and 0 pertaining for event, traveling and accommodation expenses during the year ended December 31, 2016 and 2015, respectively, which was charged to Ho Wah Genting Holiday Sdn. Bhd.

Our Chairman and Secretary, Lim Wee Kiat, is also on the board of directors of Genting Highlands Taxi Services SDN BHD and of Vitaxel SDN BHD. We owed Genting Highlands Taxi Services SDN BHD $16,234 and 0, respectively, as of December 31, 2016 and 2015. In addition, we purchased a motor vehicle at expense of $16,601 in the year ended December 31, 2016, which was charged by Genting Highlands Taxi Services Sdn. Bhd.

Our Chairman and Secretary, Lim Wee Kiat, and our President, Dato Lim Hui Boon, are members of the board of directors of Vitaxel Corp. (Thailand) Ltd, of which we own 48% of its issued and outstanding shares. In addition, Lim Wee Kiat and Leong Yee Ming, our Chief Executive Officer, each own one share, or 0.00005% of Vitaxel Corp (Thailand) Ltd., and Dato Lim Hui Boon owns 200 shares, or 1.0% of Vitaxel Corp. (Thailand) Ltd. On August 15, 2016, we signed a license agreement with Vitaxel Corp. (Thailand) Ltd. Under the terms of this agreement, we granted Vitaxel Corp. (Thailand) Ltd an exclusive, non-transferable, revocable license to use our trademarks, brands, logos or service marks to market and operate our business and commercialize our online shopping and service platforms, including but not limited to our online shopping mall known as “Vionmall”, in Thailand for revenue share of 70% of the net profits for every three-month period. This license agreement was amended on August 21, 2016 to extend the term from three years with a three (3)-year renewal term to 10 years with a 10-year renewal term. Vitaxel Corp. (Thailand) Ltd paid us $172,348 for royalties during the year ended December 31, 2016. In addition, the amount due to our associated company, Vitaxel Corp. (Thailand) Ltd., was $279,219 as of December 31, 2016. These amounts were unsecured, interest-free and repayable on demand.

We recognized an expense of $20,304 and 0 pertaining to rent during the year ended December 31, 2016 and 2015, respectively, which was paid to an affiliate, Ho Wah Genting Berhad. The operating lease commitment to Ho Wah Genting Berhad as of December 31, 2016 was $40,607.

We recognized an expense of $74,882 and 0 pertaining for website maintenance expense during the year ended December 31, 2016 and 2015, respectively, which was charged by our related company, Beedo Sdn. Bhd.

The amount due to the Company’s associated company, Vitaxel Corp. (Thailand) Ltd., was $0 as of June 30, 2017 and $279,219 as of December 31, 2016.

The Company recognized an expense of $19,760 pertaining for event, traveling and accommodation expenses during the three months ended June 30, 2017, which was charged to its related company, Ho Wah Genting Holiday Sdn. Bhd.

The Company recognized an expense of rent totaling $44,532 of which $4,818 during the three months ended June 30, 2017 was paid to its affiliate, Ho Wah Genting Berhad and $9,635 was paid to Malaysia-Beijing Travel Services Sdn Bhd. The operating lease commitment to Ho Wah Genting Berhad as of June 30, 2017 was $9,635 and $19,271 to Malaysia-Beijing Travel Services Sdn Bhd. The lease commitment are disclosed in note 13 of the financial statements.

The Company recognized an expense of $5,014 pertaining for website maintenance expense during the three months (six months $51,553) ended June 30, 2017, which was charged by its related company, Beedo Sdn. Bhd.

The Company recognized an income of $1,417 pertaining for royalties during three months ended June 30, 2017 which was paid by its associated company, Vitaxel Corp. (Thailand) Limited.

We currently do not have a policy in place for dealing with related party matters.

Except as outlined above, none of the following parties has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

Any of our directors or officers,
Any person proposed as a nominee for election as a director,
Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock,
Any of our promoters, and
Any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Leong Yee Ming, the current principal executive officer and a director of the Company, is one of the two shareholders of Grande Legacy. The other 50% shareholder of Grande Legacy, Lim Hui Sing, is the brother of the president of the Company. Other than the foregoing, no director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the increase in the authorized shares of common stock.

ADDITIONAL INFORMATION

For more detailed information about the Company, including financial statements, you may refer to our:

●      Our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on April 17, 2017;

●      Our Quarterly Report on Form 10-Q for the period ended March 31, 2017 filed on May 22, 2017;

●      Our Quarterly Report on Form 10-Q for the period ended June 30, 2017 filed on August 21, 2017;

●      Our Quarterly Report on Form 10-Q for the period ended September 30, 2017 filed on November 14, 2017; and

●      Our Current Reports on Form 8-K filed on June 14, 2017, June 12, 2017, May 30, 2017, as amended on May 30, 2017 and May 12, 2017 and January 22, 2018.

Copies of any documents incorporated by reference in this Information Statement are available free of charge by writing to Vitaxel Group Limited, Wisma Ho Wah Genting, No. 35, Jalan Maharajalela, 50150, Kuala Lumpur, Malaysia, by telephoning us at (603) 2143-2889.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

Upon written request, we will furnish without charge to record and beneficial holders of our common stock a copy of any and all of the documents referred to in this Information Statement. These documents will be provided by first class mail. Please make your request to the address or telephone number below.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE

CONTACT:

Vitaxel Group Limited

Wisma Ho Wah Genting, No. 35

Jalan Maharajalela, 50150

Kuala Lumpur, Malaysia

Telephone: (603) 2143-2889

By Order of the Board of Directors

Lim Wee Kiat
Chairman of the Board

Kuala Lumpur, Malaysia

February __, 2018

Appendix A

AMENDMENT TO ARTICLES OF INCORPORATION

OF

VITAXEL GROUP LIMITED

Vitaxel Group Limited, a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1.	The name of the corporation is Vitaxel Group Limited. The date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada was November 19, 2013. The Amended and Restated Articles of Incorporation were filed with the Secretary of State on January 8, 2016, which were subsequently amended on June 9, 2017.

2.	This Amended Articles of Incorporation amends Article 4.1 of the Articles of Incorporation of this corporation by increasing the number to shares of common stock the Corporation is authorized from 70,000,000 to 200,000,000. The number of shares of preferred stock shall remain the same.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in a case of a vote of classes or series or may be required by the provisions of the articles of incorporation in favor of the amendment, is 60%.

EXHIBIT A

GRANDE LEGACY INC

FINANCIAL STATEMENTS

Table of Contents

Page Number

Audited Financial Statements of Grande Legacy Inc for the years ended December 31, 2016 and 2015	F-3

Unaudited Balance Sheet as of September 30, 2017 and the Unaudited Statements of Operations and Cash Flows for nine months ended September 30, 2017 and September 30, 2016	F-12

Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as of September 30, 2017 and as of 31 December 2016 and the Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 and the year ended December 31, 2016	F-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Grande Legacy Inc:

We have audited the accompanying balance sheets of Grande Legacy Inc. (“the Company”) as of December 31, 2016 and 2015, and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grande Legacy Inc as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

Lakewood, CO

January 19, 2018

GRANDE LEGACY INC

BALANCE SHEETS

(Stated in US Dollars)

	As of December 31,	As of December 31,
	2016	2015

CURRENT ASSET
Cash and cash equivalents	$4,072	$6,466
Total Current Asset	4,072	6,466

TOTAL ASSET	$4,072	$6,466

CURRENT LIABILITY
Amounts due to related party	$6,644	$6,648
Total Current Liability	6,644	6,648

TOTAL LIABILITY	6,644	6,648

Commitments and Contingencies (Note 5)	—	—

STOCKHOLDERS’ EQUITY
Common stock, $1 par value, 50,000 shares authorized, 4 shares issued and outstanding	4	4
Accumulated deficit	(2,576)	(186)
Total Stockholders’ Equity	(2,572)	(182)

TOTAL LIABILITY AND STOCKHOLDERS’ EQUITY	$4,072	$6,466

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Stated in US Dollars)

	Year ended December 31, 2016	Year ended December 31, 2015

REVENUE	$—	$—

COST OF REVENUE	—	—

GROSS LOSS	—	—

OPERATING EXPENSES
General and administrative expenses	(2,390)	(186)
Total operating expenses, net	(2,390)	(186)

LOSS BEFORE TAXES	(2,390)	(186)

Income tax expense	—	—

NET INCOME / (LOSS)	$(2,390)	$(186)

TOTAL COMPREHENSIVE LOSS	$(2,390)	$(186)

Weighted average number of shares outstanding during the period – basic and diluted	4	4

Net loss per share – Basic and diluted	$(598)	$(47)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

				Accumulated
	Common			other	Total
	Stock		Accumulated	comprehensive	Stockholders’
	Shares	Amount	Deficit	income (loss)	Equity

Balance, December 31, 2014	4	$4	$—	$—	$4
Net loss		—	(186)	—	(186)
Balance, December 31, 2015	4	$4	$(186)	$—	$(182)
Net loss		—	(2,390)	—	(2,390)
Balance, December 31, 2016	4	$4	$(2,576)	$—	$(2,572)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	Year ended December 31, 2016	Year ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,390)	$(186)
Net cash used in operating activities	(2,390)	(186)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	—	—

CASH FLOWS FROM FINANCING ACTIVITIES
Amount due to related party	(4)	6,648
Net cash provided by financing activities	(4)	6,648

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,394)	6,462

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,466	4

CASH AND CASH EQUIVALENTS AT END OF YEAR	$4,072	$6,466

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$—	$—
Cash paid for income tax	$—	$—

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Grande Legacy Inc. (“GL”), was incorporated in British Virgin Islands on March 11, 2008. The Company provide consultancy services to companies that desired to expand its business overseas by assisting in establishing offices, hiring employees, drafting business plan and conducting business in overseas markets for their clients. The Company is also engaged in the direct selling industry utilizing the online E-Commerce business model with an emphasis on travel, entertainment and lifestyle products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information Article 8 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents comprise cash and bank balances, term deposits and other short-term, highly liquid investments that are readily convertible into cash with insignificant risk of changes in value, against which bank overdraft, if any, are deducted.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of December31, 2016 and 2015, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Revenue recognition

Product sales − The Company generally recognizes revenue upon delivery and when both the title and risk and rewards pass to the independent members or purchasers of the products. Product sales are recognized net of product returns, discounts and taxes. A reserve for product returns is accrued based on historical experience. No product sales was recorded for the year ended December 31, 2016 and 2015.

Membership fee − The Company recognizes the membership fee revenue over the term of the membership, which is 12 months. The revenue will not be recognized until the 10 days cooling-off period is expired. No membership fee sales was recorded for the year ended December 31, 2016 and 2015.

Loyalty program

The Company allocates consideration received from the sale of goods to the goods sold and the redemption points issued that are expected to be redeemed.

The consideration allocated to the redemptions points issued is measured at fair value of the redemption points. It is recognized as a liability (deferred revenue) in the statement of financial position and recognized as revenue when the points are redeemed, have expired or are no longer expected to be redeemed. The amount of revenue recognized is based on the number of points that have been redeemed, relative to the number expected to redeem.

As of December 31, 2016 and 2015, there was no such deferred revenue recorded.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the combined financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Company did not recognize any income tax as of December 31, 2016, and 2015 due to company being a BVI (British Virgin Islands) entity, is subject to zero-rated income tax regime.

Comprehensive loss

ASC 220 “Comprehensive Income”, establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2016 and December 31, 2015, the Company does not have items that represented components of comprehensive income.

Loss per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal years. For the years ended December 31, 2016 and 2015, there is no dilutive effect due to net loss for the periods.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Under the update, revenue will be recognized based on a five-step model. The core principle of the model is that revenue will be recognized when the transfer of promised goods or services to customers is made in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In 2015, the FASB deferred the effective date of the standard to annual and interim periods beginning after December 15, 2017. Early adoption will be permitted for annual and interim periods beginning after December 15, 2016. The Company is currently evaluating the impact that adopting this ASU will have on its financial position, results of operations and cash flows.

3.	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since its inception resulting in an accumulated deficit of $2,576 as of December 31, 2016. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.

The Company expects to finance operations primarily through cash flow from revenue and capital contributions from principal shareholders. In the event that we require additional funding to finance the growth of the Company’s current and expected future operations as well as to achieve our strategic objectives, our principal shareholders have indicated the intent and ability to provide additional equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on our ability to meet obligations as they become due and to obtain additional equity or alternative financing required to fund operations until sufficient sources of recurring revenues can be generated. There can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all. The financial statements do not include any adjustments that might result from the outcome of this- uncertainty.

4.	AMOUNT DUE TO RELATED PARTY
	As of December 31, 2016	As of December 31, 2015
Amounts due to a related party
Datuk Seri Dato’ Lim Hui Boon (1)	$6,644	$6,648

(1)	Datuk Seri Dato’ Lim Hui Boon, a related party to a director of the company, Lim Hui Sing. These amounts, for working capital purposes, were unsecured, interest-free and repayable on demand.

5.	COMMITMENTS AND CONTIGENCIES

There was no contract or lease arrangement signed by the company that give rise to any present or future obligations as at December 31, 2016.

6.	SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10 Subsequent Events, the Company has analysed its operations subsequent event to December 31, 2016 to the date these financial statements were issued, and has determined that the following material subsequent events were necessary to disclose in these financial statements.

On January 5, 2017, the Company executed a license agreement with Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market. The agreement grants the Company exclusive use of Vitaxel Marks to operate a Vitaxel Business in countries other than Malaysia, Singapore and Thailand. Subsequent to year end, the Company has promotes Vitaxel’s direct sales business in new markets: in United States, Vietnam, Korea and Japan, which has led to significant income generation.

On December 15, 2017, Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market, entered into a Share Sale Agreement with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Vitaxel (“Purchaser”). Pursuant to the terms of the Agreement, at the closing for the transaction, the Sellers will sell to the Purchaser all their shares in the Company, so that the Vitaxel shall become the indirect owner of all of the issued and outstanding shares of the capital stock of the Company.

GRANDE LEGACY INC

BALANCE SHEET

(In U.S. dollars)

	As of September 30,	As of December 31,
	2017	2016
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$525,442	$4,072
Accounts receivables	25,080	—
Amount due from related companies	991,537	—
Prepayments	25,746	—
Total Current Assets	1,567,805	4,072

TOTAL ASSETS	$1,567,805	$4,072

CURRENT LIABILITIES
Accounts payables	$689,555	$—
Amount due to related party	6,708	6,644
Other payables	16,920	—
Total Current Liabilities	713,183	6,644

TOTAL LIABILITIES	713,183	6,644

Commitments and Contingencies (Note 5)	—	—

STOCKHOLDERS’ EQUITY
Common stock, $1 par value, 50,000 shares authorized, 4 shares issued and outstanding	4	4
Retained earnings / (Accumulated deficit)	854,618	(2,576)
Total Stockholders’ Equity	854,622	(2,572)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,567,805	$4,072

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In U.S. dollars)

(UNAUDITED)

	Nine months ended September 30,
	2017	2016

REVENUE	$3,116,210	$—

COST OF REVENUE	(2,095,374)	—

GROSS LOSS	1,020,836	—

OPERATING EXPENSES
Selling expenses	(159,944)
General and administrative expenses	(6,583)	(2,298)
Total Operating Expenses	(166,527)	(2,298)

INCOME / (LOSS) FROM OPERATIONS	854,309	(2,298)

Other Income	2,885	—

INCOME / (LOSS) BEFORE TAXES	857,194	(2,298)

Income tax expense	—	—

NET INCOME / (LOSS)	$857,194	$(2,298)

TOTAL COMPREHENSIVE INCOME / (LOSS)	$857,194	$(2,298)

Weighted average number of shares outstanding during the period – basic and diluted	4	4

Earnings / (Loss) per share – Basic and diluted	$214,299	$(598)

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

STATEMENTS OF CASH FLOWS

(In U.S. dollars)

(UNAUDITED)

	Nine months ended September 30
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income / (loss)	$857,194	$(2,298)
Changes in operating assets and liabilities:
Accounts receivable	(25,080)	—
Amount due from related parties	(788,986)	—
Prepayments	(25,746)	—
Accounts payable	689,555	—
Other payables and accrued expenses	16,920	—
Net cash generated from (used in) operating activities	723,857	(2,298)

CASH FLOWS FROM FINANCING ACTIVITIES
Amount due from related parties	(202,551)	—
Amount due to related party	64	(4)
Net cash provided by financing activities	(202,487)	(4)

NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS	521,370	(2,302)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	4,072	6,466

CASH AND CASH EQUIVALENTS AT END OF YEAR	$525,442	$4,164

SUPPLEMENTAL OF CASH FLOW INFORMATION

Cash paid for interest expenses	$—	$—
Cash paid for income tax	$—	$—

The accompanying notes are an integral part of these financial statements.

GRANDE LEGACY INC

NOTES TO FINANCIAL STATEMENTS

(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Grande Legacy Inc. (“GL”), was incorporated in British Virgin Islands on March 11, 2008. The Company is primarily engaged in the direct selling industry utilizing the online E-Commerce business model with an emphasis on travel, entertainment and lifestyle products and services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information Article 8 of Regulation S-X.

This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s financial statements are expressed in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents comprise cash and bank balances, term deposits and other short-term, highly liquid investments that are readily convertible into cash with insignificant risk of changes in value, against which bank overdraft, if any, are deducted.

Accounts receivable

Accounts receivable are recognized and carried at original invoiced amount less an allowance for any potential uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Company generally does not require collateral from its customers. For the period ended September 30, 2017 and December 31, 2016, the Company did not provide any bad debt allowance and did not write off any accounts receivable as bad debts.

Fair value of financial instruments

FASB ASC 820, “Fair Value Measurement,” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of September 30, 2017 and 2016, none of the Company’s assets and liabilities were required to be reported at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash, accounts receivables, payables and accrued liabilities, approximate their fair values due to the short term nature of these financial instruments. There were no changes in methods or assumptions during the periods presented.

Revenue recognition

Product sales − The Company generally recognizes revenue upon delivery and when both the title and risk and rewards pass to the independent members or purchasers of the products. Product sales are recognized net of product returns, discounts and taxes. A reserve for product returns is accrued based on historical experience. There was no product returns accrued as of September 30, 2017 and December 31, 2016.

Membership fee − The Company recognizes the membership fee revenue over the term of the membership, which is 12 months. The revenue will not be recognized until the 10 days cooling-off period is expired. No membership fee sales was recorded as of September 30, 2017 and December 31, 2016 as all membership fees were waived by the Company for the first year.

Loyalty program

The Company operates loyalty program which allows customer to accumulate redemption points when they purchase products from the Company. The redemption points can be used to purchase a selection of products at discounted price or redeem products.

The Company allocates consideration received from the sale of goods to the goods sold and the redemption points issued that are expected to be redeemed.

The consideration allocated to the redemptions points issued is measured at fair value of the redemption points. It is recognized as a liability (deferred revenue) in the statement of financial position and recognized as revenue when the points are redeemed, have expired or are no longer expected to be redeemed. The amount of revenue recognized is based on the number of points that have been redeemed, relative to the number expected to redeem.

As of September 30, 2017 and December 31, 2016, there was no such deferred revenue recorded.

Income taxes

We are subject to income taxes in both British Virgin Islands and foreign jurisdictions. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes are classified as a component of the provisions for income taxes. The Company did not recognize any income tax as of September 30, 2017 and December 31, 2016, due to company being a BVI (British Virgin Islands) entity, is subject to zero-rated income tax regime, and did not foresee any foreign taxes due to all income is of e-commerce.

Comprehensive loss

ASC 220 “Comprehensive Income”, establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of September 30, 2017 and December 31, 2016, the Company does not have items that represented components of comprehensive income.

Income / (Loss) per share

The loss per share is computed using the weighted average number of shares outstanding during the fiscal years. For the period ended September 30, 2017 and December 31, 2016, there is no dilutive effect due to net loss for the periods.

Concentration of Risk

The Company operate its business globally, other than Malaysia, Singapore and Thailand. The Company generates revenue from sales to its distributors with no individual distributor accounted for 10% or more of total revenue in the period ended September 30, 2017. However, the current market concentration as a percent of net sales in the period ended September 30, 2017, were approximately as follows:

Countries	Percentage
Korea	72%
United States	18%
Vietnam	5%
Japan	5%

However, the Company product concentrated on 1 vendor, Marketing Values Incorporated, that make up to 56% of the purchases in the period ended September 30, 2017.

Recently issued accounting pronouncements

Revenue from Contracts with Customers

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Under the update, revenue will be recognized based on a five-step model. The core principle of the model is that revenue will be recognized when the transfer of promised goods or services to customers is made in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In 2015, the FASB deferred the effective date of the standard to annual and interim periods beginning after December 15, 2017. Early adoption will be permitted for annual and interim periods beginning after December 15, 2016. The Company is currently evaluating the impact that adopting this ASU will have on its financial position, results of operations and cash flows.

3.	PREPAYMENTS
	As of September 30, 2017 (Unaudited)	As of December 31, 2016

Prepayments (1)	$25,746	$—

(1)	Prepayments mainly consist of prepayment for purchase of e-products.

4.	RELATED PARTIES TRANSACTIONS

	As of September 30, 2017 (Unaudited)	As of December 31, 2016
Amount due from related parties
Vitaxel Sdn Bhd (1) (2) (3)	788,986	—
Ho Wah Genting Group Sdn Berhad (2) (4)	202,551	—
Balance at end of period/year	$991,537	$—

	As of September 30, 2017 (Unaudited)	As of December 31, 2016
Amount due to related party
Datuk Seri Dato’ Lim Hui Boon (2) (5)	6,708	6,644
Balance at end of period/year	$6,708	$6,644

(1)	A director of the Company, Leong Yee Ming, is also the CEO Vitaxel Group Ltd, the holding company of Vitaxel Sdn Bhd.

(2)	Datuk Seri Dato’ Lim Hui Boon, a related party to a director of the Company, Lim Hui Sing, is the President of both Ho Wah Genting Group Ltd and Vitaxel Group Ltd, the holding company of Ho Wah Genting Sdn Berhad and Vitaxel Sdn Bhd respectively. As of September 30, 2017 and December 31, 2016, the amount due to the Datuk Seri Dato’ Lim Hui Boon was $6,708 and $6,644, respectively. These amounts were settled as of the date of this report.

(3)	On January 5, 2017, the company executed a license agreement with Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market. The agreement grants the company exclusive use of Vitaxel Marks to operate a Vitaxel Business in countries other than Malaysia, Singapore and Thailand. During the period, the company has promotes Vitaxel’s direct sales business in new markets: in United States, Vietnam, Korea and Japan, which has led to significant income generation. However, due the company is still in the process of obtaining online payment gateway for its credit card sales, the company is currently engaging Vitaxel Sdn Bhd, a wholly-owned subsidiary of Vitaxel, to collect credit card sales proceeds on behalf. The amounts are unsecured, interest-free and repayable on demand.

(4)	The company has made advance payment during the period to Ho Wah Genting Sdn Berhad for marketing and campaign purposes. The amounts are unsecured, interest-free and repayable on demand.

5.	COMMITMENTS AND CONTIGENCIES

There was no contract or lease arrangement signed by the company that give rise to any present or future obligations as at September 30, 2017.

6.	SUBSEQUENT EVENTS

On December 15, 2017, Vitaxel Group Limited (“Vitaxel”), a related company listed on OTC Market, entered into a Share Sale Agreement with Lim Hui Sing and Leong Yee Ming (together, the “Sellers”) and Vitaxel Sdn. Bhd., a wholly-owned subsidiary of the Vitaxel (“Purchaser”). Pursuant to the terms of the Agreement, at the closing for the transaction, the Sellers will sell to the Purchaser all their shares in the company, so that the Vitaxel shall become the indirect owner of all of the issued and outstanding shares of the capital stock of the company. In consideration for such sale, Vitaxel shall issue to each of the Sellers 37,500,000 shares of its common stock.

In accordance with FASB ASC 855-10 Subsequent Events, the Company has analysed its operations subsequent event from  September 30, 2017 to the date these financial statements were issued, and has determined that the following material subsequent events were necessary to disclose in these financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAXEL GROUP LIMITED

Date: January __, 2018	By:	/s/ Leong Yee Ming
	Name:	Leong Yee Ming
	Title:	Director

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Balance Sheets

December 31, 2016

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$105,432	$4,072	$—	$109,504
Accounts receivable	1,944	—	—	1,944
Inventories	53,913	—	—	53,913
Amount due from related companies	27,082	—	—	27,082
Amount due from an associated companies	—	—	—	—
Due from director	5,427	—	—	5,427
Other receivables, prepayments and other current assets	27,048	—	—	27,048
Total Current Assets	220,846	4,072	—	224,918

NON-CURRENT ASSETS
Property, plant and equipment, net	194,669	—	—	194,669
Total Non-Current Assets	194,669	—	—	194,669

TOTAL ASSETS	$415,515	$4,072	$—	$419,587

CURRENT LIABILITIES

Amounts due to related companies	$632,239	$6,644	$—	$638,883
Amounts due to an associated company	279,219	—	—	279,219
Commission payables	115,915	—	—	115,915
Accounts payable	8,251	—	—	8,251
Accruals and other payables	446,487	—	—	446,487
Total Current Liabilities	1,482,111	6,644	—	1,488,755

TOTAL LIABILITIES	1,482,111	6,644	—	1,488,755

STOCKHOLDERS’ EQUITY
Common stock	5,409	4	—	5,403
Preferred stock	—	—	—	—
Additional paid-in capital	1,340,194	—	—	1,340,194
Accumulated deficit	(2,639,138)	(2,576)	—	(2,641,714)
Accumulated other comprehensive (loss) / income	226,939	—	—	226,939
Total Stockholders’ Equity	(1,066,596)	(2,572)	—	(1,069,168)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$415,515	$4,072	$—	$419,587

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Year Ended December 31, 2016

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
REVENUE	$1,729,802	$—	$—	$1,729,802

COST OF REVENUE	(1,223,587)	—	—	(1,223,587)

GROSS PROFIT	506,215	—	—	506,215

OPERATING EXPENSES
Selling expense	(1,595)	—	—	(1,595)
General and administrative expenses	(1,303,948)	(2,390)	—	(1,306,338)
Total Operating Expenses	(1,305,543)	(2,390)	—	(1,307,933)

LOSS FROM OPERATIONS	(799,328)	(2,390)	—	(801,718)

INVESTMENT INCOME, NET	36,412	—	—	36,412

OTHER INCOME/(EXPENSE), NET
Other Income	61,020	—	—	61,020
Other Expense	(21,756)	—	—	(21,756)
Total Other Income / (Expense), net	39,264	—	—	39,264

NET LOSS BEFORE TAXES	(723,652)	(2,390)	—	(726,042)

Income tax expense	—	—	—	—

Net gain/(loss)	$(723,652)	$(2,390)	$—	$(726,042)

OTHER COMPREHENSIVE (LOSS)/INCOME
Foreign currency translation adjustment	(31,804)	—	—	(31,804)

TOTAL COMPREHENSIVE (LOSS)	$(755,456)	$(2,390)	$—	$(757,846)

Weighted average number of shares outstanding during the period – basic and diluted	49,364,705	—	—	49,364,705

Net loss per share – Basic and diluted	$(0.02)	$—	$—	$(0.02)

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Balance Sheets

September 30, 2017

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$170,478	$525,442	$—	$695,920
Accounts receivable	—	25,080	—	25,080
Inventories	27,417	—	—	27,417
Amount due from related party companies	14,866	991,537	(788,987)	217,416
Amount due from an associated companies	112,119	—	—	112,119
Due from director	1,744	—	—	1,744
Other receivables, prepayments and other current assets	28,172	25,746	—	53,918
Total Current Assets	354,796	1,567,805	(788,987)	1,133,614

NON-CURRENT ASSETS
Property, plant and equipment, net	214,518	—	—	214,518
Total Non-Current Assets	214,518	—	—	214,518

TOTAL ASSETS	$569,314	$1,567,805	$(788,987)	$1,348,132

CURRENT LIABILITIES

Amounts due to related companies	$1,527,999	$6,708	$(788,987)	$745,720
Amounts due to an associated company	—	—	—	—
Commission payables	146,723	—	—	146,723
Accounts payable	8,628	689,555	—	698,183
Accruals and other payables	660,604	16,920	—	677,524
Total Current Liabilities	2,343,954	713,183	(788,987)	2,268,150

TOTAL LIABILITIES	2,343,954	713,183	(788,987)	2,268,150

STOCKHOLDERS’ EQUITY
Common stock	5,409	4	—	5,413
Preferred stock	—	—	—	—
Additional paid-in capital	1,340,194	—	—	1,340,194
Accumulated gain/ (deficit)	(2,983,457)	854,618	—	(2,128,839)
Accumulated other comprehensive (loss) / income	(136,786)	—	—	(136,786)
Total Stockholders’ Equity	(1,774,640)	854,622	—	(920,018)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	569,314	$1,567,805	$(788,987)	$1,348,132

VITAXEL GROUP LIMITED

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Nine Months Ended September 30, 2017

	Vitaxel Group Limited	Grande Legacy Inc	Eliminations	Consolidated
REVENUE	$557,862	$3,116,210	$—	$3,674,072

COST OF REVENUE	(236,755)	(2,095,374)	—	(2,332,129)

GROSS PROFIT	321,107	1,020,836	—	1,341,943

OPERATING EXPENSES
Selling expense	(691)	(159,944)	—	(160,635)
General and administrative expenses	(1,094,498)	(6,583)	—	(1,101,081)
Total Operating Expenses	(1,095,189)	(166,527)	—	(1,261,716)

LOSS FROM OPERATIONS	(774,082)	854,309	—	80,227

INVESTMENT INCOME, NET	—	—	—	—

OTHER INCOME/(EXPENSE), NET
Other Income	43,830	2,885	—	46,715
Other Expense	(24,635)	—	—	(24,635)
Total Other Income / (Expense), net	19,195	2,885	—	22,080

NET LOSS BEFORE TAXES	(754,887)	857,194	—	102,307

Income tax expense	—	—	—	—

Net gain/(loss)	$(754,887)	$857,194	$—	$102,307

OTHER COMPREHENSIVE (LOSS)/INCOME
Foreign currency translation adjustment	(12,019)	—	—	(12,019)

TOTAL COMPREHENSIVE (LOSS)/INCOME	$(766,906)	$857,194	$—	$90,288

Weighted average number of shares outstanding during the period – basic and diluted	54,087,903	—	—	54,087,903

Net loss per share – Basic and diluted	$(0.01)	$—	$—	$—